Exhibit 99.1

NEWS RELEASE

CONTACT:
CONMED Corporation
Todd Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Private Offering of $600 Million of Convertible Senior Notes

Largo, Florida, May 31, 2022 – CONMED Corporation (NYSE: CNMD) today announced that it intends to offer, subject to market conditions and other factors, $600 million aggregate principal amount of its convertible senior notes due 2027 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering of the notes, CONMED expects to grant the initial purchasers an option to purchase, for settlement within a 13-day period beginning on, and including, the first day on which the notes are issued, up to an additional $100 million aggregate principal amount of the notes.

CONMED intends to use a portion of the net proceeds from the offering of the notes to pay the cost of convertible note hedge transactions entered into in connection with the offering (after such cost is partially offset by the proceeds from concurrent warrant transactions). CONMED intends to use a portion of the remaining net proceeds from the offering to repurchase or exchange a portion of its 2.625% convertible senior notes due 2024 (the “Existing Notes”). CONMED intends to use the remaining net proceeds to pay a portion of the cash consideration for its recently announced acquisition of In2Bones Global, Inc. and to repay a portion of indebtedness outstanding under its credit facilities.

The notes will be CONMED’s general senior unsecured obligations and will rank equally in right of payment with all of CONMED’s existing and future unsubordinated debt (including the Existing Notes) and senior in right of payment to all of CONMED’s future subordinated debt. The notes will be effectively subordinated to all of CONMED’s existing and future secured debt, including any borrowings outstanding under its credit facilities, to the extent of the value of the assets securing such indebtedness. The notes will be structurally subordinated to all of CONMED’s subsidiaries’ existing and future liabilities and obligations.

If the option granted to the initial purchasers to purchase additional notes is exercised, CONMED may sell additional warrants, and CONMED may use a portion of the proceeds from the sale of such additional notes, together with the proceeds from the sale of the additional warrants, to enter into additional convertible note hedge transactions.

The notes will mature on June 15, 2027, unless redeemed, repurchased or converted earlier. The initial conversion rate, interest rate, and certain other terms of the notes will be determined by negotiations between CONMED and the initial purchasers. Prior to March 15, 2027, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and, thereafter, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, CONMED will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of CONMED’s common stock or a combination of cash and shares of common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the notes being converted.

In connection with the pricing of the notes, CONMED expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers and/or their respective affiliates (the “option counterparties”). The convertible note hedge transactions will cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the notes, the same number of shares of CONMED’s common stock that will initially underlie the notes, and are expected generally to reduce the potential dilution to CONMED’s common stock and/or offset any potential cash payments CONMED is required to make in excess of the principal amount upon conversion of the notes in the event that the market price of CONMED’s common stock is greater than the strike price of the convertible note hedge transactions. CONMED also expects to concurrently enter into warrant transactions with the option counterparties relating to the same number of shares of CONMED’s common stock, subject to customary anti-dilution adjustments. The warrant transactions could separately have a dilutive effect if the market price of CONMED’s common stock exceeds the strike price of the warrant transactions.

CONMED has been advised by the option counterparties that, in connection with establishing their initial hedge position with respect to the convertible note hedge transactions and warrant transactions, the option counterparties and/or their respective affiliates expect to purchase shares of CONMED’s common stock in secondary market transactions and/or enter into various derivative transactions with respect to CONMED’s common stock concurrently with, or shortly after, the pricing of the notes, including with certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of CONMED’s common stock or the notes at that time.

CONMED has also been advised by the option counterparties that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to CONMED’s common stock and/or purchasing or selling CONMED’s common stock or other of CONMED’s securities or instruments, including the notes, in secondary market transactions following the pricing of the notes and prior to the maturity of the notes.

The option counterparties may choose to engage in, or to discontinue engaging in, any of these transactions with or without notice at any time, and their decisions will be in their sole discretion. The effect, if any, of such activities of the option counterparties, including direction or magnitude, on the market price of CONMED’s common stock or the price of the notes will depend on a variety of factors, including market conditions, and cannot be ascertained at this time.

In addition, CONMED intends to enter into separate and individually negotiated private transactions with certain holders of the Existing Notes to repurchase or exchange Existing Notes for cash, shares of CONMED’s common stock or a combination thereof. CONMED expects that certain holders of Existing Notes that sell their Existing Notes to CONMED, or exchange their Existing Notes with CONMED, may have hedged their equity price risk with respect to such notes and will, concurrently with or shortly after the pricing of the notes, unwind all or a part of their hedge positions by buying CONMED’s common stock and/or entering into or unwinding various derivative transactions with respect to CONMED’s common stock. The amount of CONMED’s common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume. In addition, CONMED intends to enter into agreements with the dealers party to certain convertible note hedge transactions related to the Existing Notes to terminate a corresponding portion of those hedges. CONMED also intends to enter into agreements with those dealer counterparties to unwind certain warrant transactions sold at the time of issuance of the Existing Notes.

The notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and the shares of common stock issuable upon conversion of the notes, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and the notes and any such shares may not be offered or sold absent registration or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, including the notes or CONMED common stock, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology.

Forward-Looking Statements

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. Forward-looking statements include, but are not limited to, statements regarding CONMED’s completion of the offering, the anticipated principal amount of securities sold, the final terms of the offering and CONMED’s anticipated use of proceeds, CONMED’s intention to enter into negotiated private transactions with certain holders of the Existing Notes to repurchase or exchange Existing Notes and CONMED’s intention to enter into agreements with the dealers party to certain convertible note hedge transactions related to the Existing Notes to terminate a corresponding portion of those hedges and to unwind certain warrant transactions sold at the time of issuance of the Existing Notes. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, CONMED’s ability to meet the closing conditions required for the consummation of the offering, CONMED’s ability to reach agreements to repurchase or exchange Existing Notes and terminate such convertible note hedge transactions and unwind such warrant transactions and the risk factors discussed in CONMED’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and listed under the heading Forward-Looking Statements in CONMED’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to CONMED’s performance on a going-forward basis. CONMED believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.